United States
Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2010

EasyLink Services International Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-34996	13-3645702
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)

6025 The Corners Parkway, Suite 100
Norcross, Georgia  30092
(Address of Principal Executive Offices)
(Zip Code)

(678) 533-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.

On November 4, 2010, EasyLink Services International Corporation (the “Company”), a Delaware corporation, entered into a letter agreement (the “Agreement”), dated November 4, 2010, by and between the Company and Burnham Asset Management Corp. (together with its affiliates, “Burnham”).  Pursuant to the terms of the Agreement, prior to the termination of the Stockholder Rights Agreement, by and between the Company and American Stock Transfer and Trust Company, LLC, as rights agent, dated as of August 25, 2009 (the “Rights Agreement”), Burnham (together with its “Affiliates” and “Associates” as such terms are defined in the Rights Agreement) shall not increase its “Beneficial Ownership” of “Corporation Securities” (as such terms are defined in the Rights Agreement), and Burnham shall cause its Affiliates and Associates not to increase their Beneficial Ownership of Corporation Securities, to an aggregate amount in excess of 9.9% of outstanding Corporation Securities.

On November 1, 2010, in contemplation of the Agreement, the Board of Directors of the Company determined to deem Burnham to be an “Exempted Person” (as such term is defined in the Rights Agreement) for the purposes of the Rights Agreement.  The foregoing determination was based in part on an analysis that concluded that the potential resulting change of ownership of the Company’s securities would not have a significantly adverse impact on the Company’s ability to use its net operating loss carryforwards to reduce potential future U.S. federal income tax obligations.

As a result of the Agreement and the determination by the Board of Directors to deem Burnham to be an Exempted Person, Burnham will be entitled, subject to the terms of the Rights Agreement, to increase its Beneficial Ownership of Corporation Securities to 9.9% of outstanding Corporation Securities without triggering the Rights Agreement.

The foregoing descriptions of the Agreement and the Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Agreement and the Rights Agreement, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Letter Agreement, dated as of November 4, 2010, between EasyLink Services International Corporation and Burnham Asset Management Corp.

10.2
Stockholder Rights Agreement, dated as of August 25, 2009, between EasyLink Services International Corporation and American Stock Transfer and Trust Company, LLC, as rights agent, which includes the Form of the Certificate of Designations of the Series F Junior Participating Preferred Stock attached as Exhibit A thereto, the Form of Rights Certificate attached as Exhibit B thereto, and the Summary of Rights to Purchase Preferred Shares attached as Exhibit C thereto (Incorporated by reference to Exhibit 4.1 to the Company’s Report on Form 8-K (File No. 000-24996), dated August 25, 2009, as filed with the Securities and Exchange Commission on August 31, 2009).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASYLINK SERVICES INTERNATIONAL CORPORATION

By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated:  November 5, 2010

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement, dated as of November 4, 2010, between EasyLink Services International Corporation and Burnham Asset Management Corp.

10.2
Stockholder Rights Agreement, dated as of August 25, 2009, between EasyLink Services International Corporation and American Stock Transfer and Trust Company, LLC, as rights agent, which includes the Form of the Certificate of Designations of the Series F Junior Participating Preferred Stock attached as Exhibit A thereto, the Form of Rights Certificate attached as Exhibit B thereto, and the Summary of Rights to Purchase Preferred Shares attached as Exhibit C thereto (Incorporated by reference to Exhibit 4.1 to the Company’s Report on Form 8-K (File No. 000-24996), dated August 25, 2009, as filed with the Securities and Exchange Commission on August 31, 2009).